                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints J. Pedro Reinhard and Frank H. Brod, acting severally, as his or her attorney-in-fact and agent, to sign any registration statement on Form S-3 and any and all amendments (including post-effective amendments) to such registration statement (collectively, the "Registration Statement") and any registration statement relating to the offering covered by the Registration Statement and filed pursuant to Rule 462(b) under the Act in connection with a shelf registration under the Securities and Exchange Act of 1933 of up to U.S. $1.5 billion of securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any act in connection with any of the foregoing as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.

--------------------------------------------------------------------------------------------------------------
               SIGNATURE                                 TITLE                                  DATE
--------------------------------------------------------------------------------------------------------------
       /s/ A.A. Allemang                       Director and Executive Vice                 June 3, 2003
       ----------------------                          President
       A.A. Allemang
--------------------------------------------------------------------------------------------------------------
       /s/ J.K. Barton                                  Director                           June 3, 2003
       ----------------------
       J.K. Barton
--------------------------------------------------------------------------------------------------------------
       /s/ F.H. Brod                            Vice President and Controller              May 29, 2003
       ----------------------                   (Principal Accounting Officer)
       F.H. Brod
--------------------------------------------------------------------------------------------------------------
       /s/ A.J. Carbone                          Director and Vice Chairman                June 3, 2003
       ----------------------                          of the Board
       A.J. Carbone
--------------------------------------------------------------------------------------------------------------
       /s/ J.M. Cook                                    Director                           June 5, 2003
       ----------------------
       J.M. Cook
--------------------------------------------------------------------------------------------------------------
       /s/ J.C. Danforth                                Director                           June 3, 2003
       ----------------------
       J.C. Danforth
--------------------------------------------------------------------------------------------------------------
       /s/ W.D. Davis                                   Director                           June 5, 2003
       ----------------------
       W.D. Davis
--------------------------------------------------------------------------------------------------------------
       /s/ B.H. Franklin                                Director                           June 5, 2003
       ----------------------
       B.H. Franklin
--------------------------------------------------------------------------------------------------------------
       /s/ K.R. McKennon                                Director                           June 3, 2003
       ----------------------
       K.R. McKennon
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
       /s/ J.P. Reinhard                         Director, Executive Vice                  June 5, 2003
       ----------------------                  President and Chief Financial
       J.P. Reinhard                                     Officer
----------------------------------------------------------------------------------------------------------------------
       /s/ J.M. Ringler                                  Director                          June 5, 2003
       ----------------------
       J.M. Ringler
----------------------------------------------------------------------------------------------------------------------
       /s/ H.T. Shapiro                              Presiding Director                    June 5, 2003
       ----------------------
       H.T. Shapiro
----------------------------------------------------------------------------------------------------------------------
       /s/ W.S. Stavropoulos                     Director, Chairman of the                 June 5, 2003
       ----------------------                    Board, President and Chief
       W.S. Stavropoulos                             Executive Officer
----------------------------------------------------------------------------------------------------------------------
       /s/ P.G. Stern                                    Director                          June 5, 2003
       ----------------------
       P.G. Stern
----------------------------------------------------------------------------------------------------------------------